Events subsequent to the December 31 consolidated balance sheet date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events subsequent to the December 31 consolidated balance sheet date
30. Events subsequent to the December 31, 2025, consolidated balance sheet date
Dividend proposal for 2025 and approval of Novartis 2025 consolidated financial statements
On February 3, 2026, the Novartis AG Board of Directors proposed the acceptance of the 2025 consolidated financial statements of Novartis for approval by the Annual General Meeting on March 6, 2026. Furthermore, also on February 3, 2026, the Board proposed a dividend of CHF 3.70 per share to be approved at the Annual General Meeting on March 6, 2026. If approved, the total dividend payments would amount to approximately USD 8.9 billion (2024: USD 7.8 billion), using the CHF/USD December 31, 2025, exchange rate.
Significant transaction entered into in January 2026
In January 2026, Novartis entered into a long-term research and development agreement which is expected to close in the first quarter of 2026. For additional information see Note 27.